UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
ROSE HILL ACQUISITION CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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PRELIMINARY PROXY STATEMENT
SUBJECT TO COMPLETION, DATED MAY 26, 2023
ROSE HILL ACQUISITION CORPORATION

981 DAVIS DRIVE NW
ATLANTA, GA 30327
Dear Shareholders of Rose Hill Acquisition Corporation:
You are cordially invited to attend the Extraordinary General Meeting (the “Extraordinary General Meeting”) of shareholders of Rose Hill Acquisition Corporation, a Cayman Islands exempted company (the “Company,” “Rose Hill,” “we,” “us” or “our”), to be held on    , 2023, at    ,    , at     or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. The accompanying proxy statement is dated and is first being mailed to shareholders of the Company on or about    , 2023.
Even if you are planning to attend the Extraordinary General Meeting in person, please promptly submit your proxy vote via the Internet by following the instructions provided on the proxy card mailed to you or by completing, dating, signing and returning the enclosed proxy or by completing the voting instruction form provided to you by your broker, so your shares will be represented at the Extraordinary General Meeting. It is strongly recommended that you complete and return your proxy card before the Extraordinary General Meeting date to ensure that your shares will be represented at the Extraordinary General Meeting.
As set forth in the accompanying proxy statement, the Extraordinary General Meeting is being held to consider and vote upon the following proposals:
(a) as a special resolution, to amend the Company’s Amended and Restated Articles of Association (the “Articles”) pursuant to an amendment to the Articles in the form set forth in Annex A of the accompanying proxy statement to extend from July 18, 2023 to January 18, 2024 (the “Extension,” such date, the “Extended Date”), the deadline by which, if the Company has not consummated a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company, with one or more businesses or assets, which complies with the requirements of the Articles, which we refer to as our initial business combination, the Company must cease all operations except for the purpose of winding up and redeem 100% of the public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account (as defined below), including interest earned on the funds held in the Trust Account and not previously released to us to pay tax obligations, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding public shares (the “Extension Proposal”); and
(b) as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting by the chairperson thereof to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal (the “Adjournment Proposal”), which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.
Each of the proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.
The purpose of the Extension is to allow the Company more time to complete its previously announced business combination (the “Business Combination”) with Inversiones e Inmobilaria GHC Ltda, a limited liability company organized under the laws of Chile (“Prize”). On October 20, 2022, the Company entered into a Business Combination Agreement with Prize and, for certain limited purposes, Alejandro García Huidobro Empresario Individual (“AGH”) (as it may be amended and/or restated from time to time, the “Business Combination Agreement”), pursuant to which, and subject to the terms and conditions set forth therein, prior to the consummation of the Proposed Transaction (as defined below), (i) Prize caused to be incorporated under the laws of the Cayman Islands, (a) an exempted company with limited liability to serve as “New PubCo” for all purposes under the Business Combination Agreement and (b) an exempted company with limited liability to serve as “Merger Sub” for all purposes under the Business Combination Agreement, (ii) Prize and AGH caused to be incorporated under the laws of Chile, a simplified stock corporation that will serve as “HoldCo” for all purposes under the Business Combination

Agreement, in each case, as a direct wholly owned subsidiary of Prize, and (iii) following the incorporation of New PubCo, Merger Sub and HoldCo, Prize and AGH will consummate a pre-closing restructuring pursuant to which, among other things, all subsidiaries of Prize will become direct or indirect subsidiaries of HoldCo, HoldCo will become a wholly owned subsidiary of Merger Sub, and Merger Sub will become a wholly owned subsidiary of Prize (collectively, the “Pre-Closing Restructuring”).
Following the Pre-Closing Restructuring, at the closing of the Business Combination, (i) the Company will be merged with and into New PubCo with New PubCo continuing as the surviving entity (the “First Merger”) and (ii) subsequent to the First Merger, Merger Sub will be merged with and into New PubCo with New PubCo continuing as the surviving entity (the “Second Merger” and, together with the First Merger, the “Mergers”) (such transactions and those otherwise contemplated by the Business Combination Agreement, collectively, the “Proposed Transaction”).
The Articles currently provide that the Company has until July 18, 2023, to complete an initial business combination. While the Company and the other parties to the Business Combination Agreement are working toward satisfaction of the conditions to completion of the Business Combination, our board of directors (the “Board”) has determined that we will likely not have sufficient time before July 18, 2023 to complete the U.S. Securities and Exchange Commission (the “SEC”) review process and hold an extraordinary general meeting to obtain shareholder approval of and consummate the Business Combination. If that were to occur, the Company would be precluded from completing the Business Combination and would be forced to liquidate even if the Company’s shareholders are otherwise in favor of consummating the Business Combination. Accordingly, the Board believes that in order to be able to complete the Business Combination, it is appropriate to obtain the Extension.
In connection with our previous extension and the prior shareholder vote on January 12, 2023, to extend the date by which the Company must complete an initial business combination from January 18, 2023, to July 18, 2023, approximately 14,118,106 Class A Ordinary Shares sold in our IPO were tendered for redemption. As of the date of the accompanying proxy statement, all demands for redemption made in connection with the prior shareholder votes to extend the date by which the Company must complete an initial business combination have been completed, and such shares have been redeemed.
The Board believes that the initial business combination opportunity with Prize is compelling and in the best interests of our shareholders. Therefore, the Board has determined that it is in the best interests of the Company and our shareholders to extend the date by which the Company must complete an initial business combination to the Extended Date and have the Company’s shareholders approve the Extension Proposal. If the Extension Proposal is approved, we plan to hold another shareholder meeting prior to the Extended Date in order to seek shareholder approval of the Business Combination and related proposals. For more information regarding the Business Combination and the Business Combination Agreement, please read Rose Hills’s Current Report on Form 8-K relating to the Business Combination that was filed with the SEC on October 25, 2022, including the complete text of the Business Combination Agreement filed as an exhibit thereto. If the closing of the Business Combination occurs prior to the scheduled date of the Extraordinary General Meeting, the Extraordinary General Meeting will be cancelled and will not be held.
In connection with the vote on the Extension Proposal, we will provide our public shareholders with the opportunity to redeem all or a portion of their Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A Ordinary Shares”) at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”) established in connection with our initial public offering (“IPO”), including interest earned on the funds held in the Trust Account and not previously released to us to pay our tax obligations, if any, (less up to US $100,000 of interest to pay dissolution expenses) divided by the number of the Company’s then-outstanding public shares, regardless of how such public shareholders vote on the Extension Proposal, or if they vote at all, as long as the Extension Proposal is approved by the requisite vote of our shareholders. If the Extension Proposal is approved by the requisite vote of our shareholders, the Company will (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the Trust Account (less up to US $100,000 of interest to pay dissolution expenses) relating to any public shares redeemed by holders in connection with the Extension Proposal, if any, and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete the Business Combination on or before the Extended Date. In addition, if the Extension Proposal is approved, public shareholders that do not redeem their Class A Ordinary Shares in connection with the Extension Proposal will retain their right to redeem their Class A Ordinary Shares for cash upon consummation of our initial business combination (or, if the Company has not completed an initial business combination by the Extended Date, their right to have their shares redeemed for cash) and their ability to vote on our initial business combination when it is submitted to a vote of the shareholders, subject to any limitations set forth in the Articles. If the Extension Proposal is approved and the corresponding amendments to the Company’s Articles become effective, the removal of the Withdrawal Amount, if any, from the Trust Account will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the Trust Account if the Extension Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $    that was in the Trust Account as of    , 2023, the record date for the Extraordinary General Meeting (the “record date”).
Based upon the amount held in the Trust Account as of    , 2023, and estimated interest income and taxes post-    , 2023, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $    at the time of the Extraordinary General Meeting to be held on    , 2023. The closing price of a Class A Ordinary Share on    , 2023, was $   . The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our Class A Ordinary Shares when such shareholders wish to sell their shares. Without giving effect to any requests for redemption in connection with the Extraordinary General Meeting to be held on    , 2023, the amount expected to be held in the Trust Account on    , 2023, the date of the Extraordinary General Meeting, is $   .
You will be entitled to receive cash for any public shares to be redeemed only if the Extension Proposal is approved by the requisite vote of our shareholders and you:
(i)
(a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares in connection with the vote to approve the Extension Proposal; and

(ii)
prior to 5:00 p.m., Eastern Time, on    , 2023 (two business days prior to the vote at the Extraordinary General Meeting), (a) submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent, that the Company redeem your public shares for cash and(b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company as described in the proxy materials for the Extraordinary General Meeting.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their Class A Ordinary Shares even if they vote for the Extension Proposal.
Approval of the Extension Proposal is a condition to the implementation of the Extension. Pursuant to our Articles, we may proceed with the Extension even if the number of redemptions of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Extension. Given that we believe that after consummation of the Business Combination, the combined company will have at least $5,000,001 of net tangible assets, we will proceed with the Extension even though we will continue to have less than $5,000,001 of net tangible assets following the approval of the Extension Proposal. See “Risk Factors” starting on page 3 for additional information.
If the Extension Proposal is not approved and we do not consummate an initial business combination by July 18, 2023, we will (A) cease all operations except for the purpose of winding up; (B) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay tax obligations, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the Company’s public shares then in issue, which redemption will completely extinguish such public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (C) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s directors, liquidate and dissolve, subject, in the case of clauses (B) and (C), to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by July 18, 2023.
Approval of the Extension Proposal requires a special resolution under the Companies Act (as amended) of the Cayman Islands (the “Companies Act”), being the affirmative vote of at least two-thirds of the Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share, of the Company (the “Class B Ordinary Shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares”) issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote thereon and who do so at the Extraordinary General Meeting. As of    , 2023, Rose Hill Sponsor LLC (our “Sponsor”) owns, on an as-converted basis, approximately 95% of our outstanding Ordinary Shares. Our Sponsor has indicated that it expects to vote in favor of the Extension Proposal in which case we would not need any of the 256,984 public shares issued and outstanding to be voted in favor of the Extension Proposal in order to have the Extension Proposal approved.
The purpose of the Adjournment Proposal is to allow the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.
Approval of the Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so at the Extraordinary General Meeting.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION PROPOSAL, AND “FOR” THE ADJOURNMENT PROPOSAL.
The Board has fixed the close of business on    , 2023 as the record date for the Extraordinary General Meeting. Only shareholders of record on the record date are entitled to notice of and to vote at the Extraordinary General Meeting or any postponement or adjournment thereof, including, if necessary, pursuant to the Adjournment Proposal. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.
You are not being asked to vote on the Business Combination at this time. If you are a public shareholder, you will have the right to vote on the Business Combination (and to exercise your redemption rights, if you so choose) when it is submitted to the Company’s shareholders for approval.
All of our shareholders are cordially invited to participate in the Extraordinary General Meeting in person at    , located at    where you may vote and submit your questions during the Extraordinary General Meeting. To ensure your representation at the Extraordinary General Meeting, however, you are urged to submit your proxy vote via the Internet by following the instructions provided on the proxy card mailed to you or complete, sign, date and return your proxy card as soon as possible. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. You may revoke your proxy at any time prior to the Extraordinary General Meeting.
A shareholder’s failure to vote in person or by proxy at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions, while considered present in connection with the determination of whether a valid quorum is established, will not count as votes cast and will have no effect on the outcome of the votes on the proposals.
YOUR VOTE IS IMPORTANT. Please submit your proxy vote via the Internet or sign, date and return your proxy card as soon as possible. You are requested to carefully read the proxy statement and accompanying Notice of Extraordinary General Meeting for a more complete statement of matters to be considered at the Extraordinary General Meeting.
If you have any questions or need assistance voting your Ordinary Shares, please contact the Company by calling +1 (404) 973-7681, or by emailing info@rosehillacq.com.

On behalf of our Board, we would like to thank you for your support of Rose Hill Acquisition Corporation.
, 2023

By Order of the Board,

/s/

Albert Hill IV
Co-Chief Financial Officer and Director
If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the proposals.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD CLASS A ORDINARY SHARES AS PART OF UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES IN CONNECTION WITH THE VOTE TO APPROVE THE EXTENSION PROPOSAL, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE EXTRAORDINARY GENERAL MEETING THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH AND (3) DELIVER YOUR CLASS A ORDINARY SHARES TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DEPOSIT WITHDRAWAL AT CUSTODIAN (DWAC) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE CLASS A ORDINARY SHARES IN “STREET NAME” THROUGH A BANK, BROKER OR OTHER NOMINEE, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK, BROKER OR NOMINEE TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
This proxy statement is dated    , 2023 and is first being mailed to our shareholders
with the form of proxy on or about    , 2023.

IMPORTANT
Whether or not you expect to attend the Extraordinary General Meeting, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or in the voting instructions provided by your broker. If you grant a proxy, you may revoke it at any time prior to the Extraordinary General Meeting or vote in person at the Extraordinary General Meeting as further described in the enclosed proxy materials.
Rose Hill Acquisition Corporation
981 Davis Dr. NW
Atlanta, Georgia 30327
NOTICE OF THE EXTRAORDINARY GENERAL MEETING
TO BE HELD ON    , 2023
Dear Shareholders of Rose Hill Acquisition Corporation:
NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting (the “Extraordinary General Meeting”) of shareholders of Rose Hill Acquisition Corporation, a Cayman Islands exempted company (the “Company”), will be held on    , 2023, at    ,   , at     , located at    , or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. The Extraordinary General Meeting will be held to consider and vote upon the following proposals:
1.
Proposal No. 1 — The Extension Proposal — as a special resolution, to amend the Company’s Amended and Restated Articles of Association (the “Articles”) pursuant to an amendment to the Articles in the form set forth in Annex A of the accompanying proxy statement to extend from July 18, 2023 to January 18, 2024 (the “Extension,” and such date, the “Extended Date”), the deadline by which, if the Company has not consummated a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company, with one or more businesses or assets (the target business), which complies with the requirements of the Articles, which we refer to as our initial business combination, the Company must cease all operations except for the purpose of winding up and redeem 100% of the public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account (as defined below), including interest earned on the funds held in the Trust Account and not previously released to us to pay tax obligations, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the Company’s then-outstanding public shares (the “Extension Proposal”); and

2.
Proposal No. 2 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting by the chairperson thereof to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal (the “Adjournment Proposal”), which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

The above matters are more fully described in the accompanying proxy statement. We urge you to read carefully the accompanying proxy statement in its entirety.
On October 20, 2022, the Company entered into a Business Combination Agreement with, Inversiones e Inmobilaria GHC Ltda, a limited liability company organized under the laws of Chile (“Prize”) and, for certain limited purposes, Alejandro García Huidobro Empresario Individual (“AGH”) (as may it be amended and/or restated from time to time, the “Business Combination Agreement”), pursuant to which, and subject to the terms and conditions set forth therein, prior to the consummation of the Proposed Transaction (as defined below), (i) Prize caused to be incorporated under the laws of the Cayman Islands, (a) an exempted company with limited liability to serve as “New PubCo” for all purposes under the Business Combination Agreement and (b) an exempted company with limited liability to serve as “Merger Sub” for all purposes under the Business Combination Agreement, (ii) Prize and AGH caused to be incorporated under the laws of Chile, a simplified stock corporation that will serve as “HoldCo” for all purposes under the Business Combination Agreement, in each case, as a direct wholly owned subsidiary of Prize, and (iii) following the incorporation of New PubCo, Merger Sub and HoldCo, Prize and AGH

will consummate a pre-closing restructuring pursuant to which, among other things, all subsidiaries of Prize will become direct or indirect subsidiaries of HoldCo, HoldCo will become a wholly owned subsidiary of Merger Sub, and Merger Sub will become a wholly owned subsidiary of Prize (collectively, the “Pre-Closing Restructuring”).
Following the Pre-Closing Restructuring, at the closing of the Business Combination, (i) the Company will be merged with and into New PubCo with New PubCo continuing as the surviving entity (the “First Merger”) and (ii) subsequent to the First Merger, Merger Sub will be merged with and into New PubCo with New PubCo continuing as the surviving entity (the “Second Merger” and, together with the First Merger, the “Mergers”) (such transactions and those otherwise contemplated by the Business Combination Agreement, collectively, the “Proposed Transaction”).
The purpose of the Extension is to allow the Company more time to complete its previously announced business combination (the “Business Combination”) with Prize. If the closing of the Business Combination occurs prior to the scheduled date of the Extraordinary General Meeting, the Extraordinary General Meeting will be cancelled and will not be held.
Approval of the Extension Proposal is a condition to the implementation of the Extension. Pursuant to our Articles, we may proceed with the Extension even if the number of redemptions of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Extension. Given that we believe that after consummation of the Business Combination, the combined company will have at least $5,000,001 of net tangible assets, we will proceed with the Extension even though we will continue to have less than $5,000,001 of net tangible assets following the approval of the Extension Proposal.
Approval of the Extension Proposal requires a special resolution under the Companies Act of the Cayman Islands (as amended, the “Companies Act”), being the affirmative vote of at least two-thirds of the Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A Ordinary Shares”) and Class B ordinary shares, par value $0.0001 per share, of the Company (the “Class B Ordinary Shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares”) issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote thereon and who do so at the Extraordinary General Meeting.
Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so at the Extraordinary General Meeting.
A shareholder’s failure to vote in person or by proxy at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions, while considered present in connection with the determination of whether a valid quorum is established, will not count as votes cast and will have no effect on the outcome of the votes on the proposals.
In connection with the Extension Proposal, we will provide our public shareholders with the opportunity to redeem all or a portion of their Class A Ordinary Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay tax obligations, if any, divided by the number of our then-outstanding public shares, regardless of how such redeemed shares vote on the Extension Proposal, or if they vote at all, as long as the Extension Proposal is approved by the requisite vote of our shareholders. If the Extension Proposal is approved by the requisite vote of our shareholders, the Company will (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the Trust Account (less up to US $100,000 of interest to pay dissolution expenses) relating to any public shares redeemed by holders in connection with the Extension Proposal, if any, and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete the Business Combination on or before the Extended Date. In addition, if the Extension Proposal is approved, public shareholders that do not redeem their Class A Ordinary Shares in connection with the Extension Proposal will retain their right to redeem their Class A Ordinary Shares for cash upon consummation of our initial business combination (or, if the Company has not completed an initial business combination by the Extended Date, their right to have their shares redeemed for cash) and their ability to vote on our initial business combination when it is submitted to a vote of the shareholders, subject to any limitations set forth in the Articles. If the Extension Proposal is approved and the corresponding amendments to the Company’s Articles become effective, the removal of the Withdrawal Amount, if any, from the Trust Account, will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the Trust Account if the Extension Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $   that was in the Trust Account as of    , 2023 (the “record date”).
You will be entitled to receive cash for any public shares to be redeemed only if the Extension Proposal is approved by the requisite vote of our shareholders and you:
(i) (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares in connection with the vote to approve the Extension Proposal; and
(ii) prior to 5:00 p.m., Eastern Time, on    , 2023 (two business days prior to the vote at the Extraordinary General Meeting), (a) submit a written request to Continental Stock Transfer & Trust Company (“Continental”), the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company as described in the proxy materials for the Extraordinary General Meeting.
Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their Class A Ordinary Shares even if they vote for the Extension Proposal.
If the Extension is not approved and we do not consummate an initial business combination by July 18, 2023, we will (A) cease all operations except for the purpose of winding up; (B) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay tax obligations, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the Company’s public shares then in issue, which redemption will completely extinguish such public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (C) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s Board, liquidate and dissolve, subject, in the case of clauses (B) and (C), to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by July 18, 2023.
Only shareholders of record of the Company as of the close of business on the record date, are entitled to notice of, and to vote at, the Extraordinary General Meeting or any adjournment or postponement thereof, including, if necessary, pursuant to the Adjournment Proposal. Voting at the general meeting will take place by poll voting, as the chairperson of the meeting intends to demand poll voting at the meeting. Accordingly, each Ordinary Share will entitle the holder thereof (as of the record date) to one vote at the Extraordinary General Meeting. On the record date, there were 5,288,234 Ordinary Shares issued and outstanding, including 256,984 Class A Ordinary Shares (that were initially sold as part of the IPO), 4,000,000 Class A Ordinary Shares held by Rose Hill Sponsor LLC (the “Sponsor”) which were issued upon conversion of 4,000,000 Class B Ordinary Shares in March 2023 and 1,031,250 Class B Ordinary Shares. The Company’s warrants do not have voting rights in connection with the proposals.

Your vote is important. Even if you are planning to attend the Extraordinary General Meeting in person, please promptly submit your proxy vote via the Internet by following the instructions provided on the proxy card mailed to you or by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Extraordinary General Meeting. It is strongly recommended that you complete and return your proxy card before the Extraordinary General Meeting date to ensure that your shares will be represented at the Extraordinary General Meeting. Instructions on how to vote your shares are on the proxy materials you received for the Extraordinary General Meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. If you have any questions or need assistance voting your Ordinary Shares, please contact the Company by calling +1 (404) 973-7681, or by emailing info@rosehillacq.com.
By Order of the Board,

/s/
Albert Hill IV
Co-Chief Financial Officer and Director
This proxy statement is dated    , 2023 and is first being mailed to our shareholders
with the form of proxy on or about    , 2023.

i

ROSE HILL ACQUISITION CORPORATION
PROXY STATEMENT
FOR THE EXTRAORDINARY GENERAL MEETING
To Be Held at     on    , 2023
This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the extraordinary general meeting of Rose Hill Acquisition Corporation, a Cayman Islands exempted company (the “Company,” “Rose Hill,” “we,” “us” or “our”), and any postponements, adjournments or continuations thereof (the “Extraordinary General Meeting”). The Extraordinary General Meeting will be held on    , 2023, at    , at    , located at    , where you may vote and submit your questions during the Extraordinary General Meeting.
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements may relate to the Company’s initial business combination and any other statements relating to future results, strategy and plans of the Company (including statements which may be identified by the use of the words “plans”, “expects” or “does not expect”, “estimated”, “is expected”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, “targets”, “projects”, “contemplates”, “predicts”, “potential”, “continue”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “should”, “might”, “will” or “will be taken”, “occur” or “be achieved”).
The forward-looking statements contained in this proxy statement are based on the opinions and estimates of management of the Company as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). These risks and uncertainties include, but are not limited to:
•
the occurrence of any event, change or other circumstances that could give rise to a delay in or the failure to close our initial business combination, including the previously announced Business Combination with Prize;

•	our potential ability to obtain additional financing, if needed, to complete our initial business combination;
•	our public securities’ potential liquidity and trading;
•	the anticipated benefits of the Business Combination;
•	the amount of redemptions by our public shareholders;
•	our ability to regain compliance with the Nasdaq Listing Rules (as defined below);
•
the ability to retain key personnel and the ability to achieve shareholder and regulatory approvals, industry trends, legislation or regulatory requirements and developments in the global economy due in part to the coronavirus (COVID-19) pandemic and the significant negative effects to the global economy;

•	disrupted global supply chains and significant volatility and disruption of financial markets;
•	increased expenses associated with being a public company;
•
our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination, as a result of which they would then receive expense reimbursements;

•	our pool of prospective target businesses;
•	the ability of our officers and directors to generate a number of potential investment opportunities; and
•	the use of proceeds not held in our Trust Account (as defined below) or available to us from interest income on the Trust Account balance.

Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and the Company’s subsequent Quarterly Reports on Form 10-Q, including those factors described under the heading “Risk Factors” therein, in addition to the factors described below. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. See “Where You Can Find More Information” for additional information about our filings with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

RISK FACTORS
In addition to risk factors below, you should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 31, 2023, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our SEC filings and below are not the only risks we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
There are no assurances that the Extension will enable us to complete an initial business combination.
Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that our initial business combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control, including completion of the SEC review process. If the Extension Proposal is approved, the Company expects to seek shareholder approval of our Business Combination with Prize following the SEC review process. As of the date of this proxy statement, the Company cannot estimate when the SEC review process will be completed.
We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve the Business Combination. Even if the Extension or the Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate the Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and the Business Combination vote could exacerbate these risks. Furthermore, under the terms of the Business Combination Agreement, while the Company shall use its commercially reasonable efforts to enter into and consummate subscription agreements with investors relating to a private equity investment (the “PIPE Investment”), a PIPE Investment is not a condition to closing the Business Combination and thus there is no assurance that a PIPE Investment will occur. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.
The completion of the Business Combination is also subject to the satisfaction or waiver, as applicable, of a number of important conditions set forth in the Business Combination Agreement, including the approval of the Business Combination by our shareholders, the approval of the listing of the combined entity’s ordinary shares on Nasdaq, and several other customary closing conditions. If these conditions are not satisfied or if the Business Combination Agreement is otherwise terminated, we may be unable to close our initial business combination within the requisite time period.
The SEC has issued proposed rules to regulate special purpose acquisition companies. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our initial business combination and may constrain the circumstances under which we could complete a business combination.
On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”), which include proposals relating to, among other items, disclosures in business combination transactions between special purpose acquisition companies (“SPACs”) such as us and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (“Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and the time required to consummate a business combination, and may constrain the circumstances under which we could complete a business combination.
If we are unable to maintain compliance with Nasdaq continued listing requirements, our ordinary shares may be delisted from the Nasdaq Capital Market, which would likely cause the liquidity and market price of our ordinary shares to decline, limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.
Our ordinary shares, Units and warrants are currently listed on the Nasdaq Capital Market. Nasdaq will consider suspending dealings in, or delisting, securities of an issuer that does not meet its continued listing standards. If we cannot meet Nasdaq’s continued listing requirements, Nasdaq may delist our ordinary shares, which could have an adverse impact on us and the liquidity and market price of our ordinary shares.
On January 24, 2023, we received a notice (the “Notice”) from the Listing Qualifications Department of the Nasdaq (the “Staff”) indicating that we are no longer in compliance with certain requirements of the Nasdaq Listing Rules set forth in (i) Listing Rule 5450(b)(2)(B), requiring a minimum of 1,100,000 Publicly Held Shares, (ii) Listing Rule 5450(b)(2)(A), requiring a minimum of $50 million Market Value of Listed Securities, (iii) Listing Rule 5450(b)(2)(C), requiring a minimum of $15 million in Market Value of Publicly Held Shares and (iv) Listing Rule 5450(a)(2), requiring a minimum of 400 Total Holders (collectively, the “Nasdaq Listing Rules”). In order to maintain our listing on Nasdaq, the Staff requested we submit a plan of compliance (the “Plan”) addressing how we intended to regain compliance with the Nasdaq Listing Rules. On February 7, 2023, we submitted to the Staff the Plan, which was later supplemented with additional information on February 22, 2023.
On March 24, 2023, Nasdaq granted us an extension until July 24, 2023, by which time we must file with the SEC and Nasdaq a public document showing that we have regained compliance with the Nasdaq Listing Rules. If we are unable to regain compliance with the Nasdaq Listing Rules by July 24, 2023, we may be subject to delisting procedures as set forth in the Nasdaq continued listing rules.
We cannot assure you that we will be successful in regaining compliance with the Nasdaq continued listing requirements and that our securities will continue to be listed on Nasdaq in the future or prior to our initial business combination. In order to continue listing our securities on the Nasdaq prior to our initial business combination, we must regain and continue to maintain certain financial, distribution and share price levels. Generally, we must maintain a minimum market capitalization (generally $35,000,000), minimum public float (generally $15 million) and a minimum number of holders of our securities (generally 300 public holders).
Our Sponsor, certain members of our Board and our officers have interests in the proposals that may conflict with those of other shareholders in recommending that shareholders vote in favor of approval of the proposals in this proxy statement.
Our Sponsor, certain members of our Board and our officers have interests in the proposals that may conflict with those of other shareholders in recommending that shareholders vote in favor of approval of the proposals. These interests include, among other things, Founder Shares held by the Sponsor and certain of our directors which will be worthless (as the Sponsor and such directors have waived liquidation rights with respect to such shares), as will the private placement warrants held by the Sponsor, if the Extension is not approved, and we do not consummate an initial business combination by July 18, 2023. As of    , 2023, our Sponsor owns, on an as-converted basis, approximately 95% of our outstanding Ordinary Shares. Our Sponsor has indicated that it expects to vote in favor of the Extension Proposal in which case we would not need any of the 256,984 public shares issued and outstanding to be voted in favor of the Extension Proposal in order to have the Extension Proposal approved.
These interests may influence our directors in making their recommendation that you vote in favor of the approval of the proposals described in this proxy statement. You should take these interests into account in deciding whether to vote in favor of such proposals. You should also read the section entitled “Proposal No. 1 — The Extension Proposal — Interests of the Sponsor and the Company’s Directors and Officers.”

If we were deemed to be an investment company for purposes of the Investment Company Act, our activities would be severely restricted, we would be required to institute burdensome compliance requirement and we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we may, at any time, have to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in cash until the earlier of the consummation of our initial business combination or our liquidation. Following any such liquidation, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount that our public shareholders would receive upon any redemption or liquidation of the Company.
As described further above, the SPAC Rule Proposals include proposals relating to, among other matters, the circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for SPACs satisfying certain criteria from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the registration statement of our IPO (as defined below) (the “IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.
Given that the SPAC Rule Proposals have not yet been adopted, there is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that may not complete its initial business combination within 24 months after the effective date of its IPO Registration Statement. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, our activities would be severely restricted, we would be subject to additional regulatory burdens and expenses and, unless we are able to modify our activities so that we would not be deemed an investment company, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.
The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may, at any time, and we expect that we will, on or prior to the 24-month anniversary of the effective date of the IPO Registration Statement, instruct Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our initial business combination or liquidation. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public shareholders would receive upon any redemption of their shares or liquidation of the Company.
In addition, even prior to the 24-month anniversary of the effective date of our IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to such 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the 24-month anniversary of the effective date of our IPO Registration Statement, and instead hold all funds in the Trust Account in cash, which would further reduce the dollar amount our public shareholders would receive upon any redemption of their shares or liquidation of the Company.

We may still proceed with the Extension even if it would result in us continuing to have less than $5,000,001 of net tangible assets following the approval of the Extension Proposal.
Our IPO Registration Statement states that we will not redeem our public shares in connection with the vote to approve our initial business combination in an amount that would cause our net tangible assets to be less than $5,000,001 (so that we are not subject to the SEC’s “penny stock” rules). Given that we believe that after consummation of the Business Combination, the combined company will have at least $5,000,001 of net tangible assets, we will proceed with the Extension even though we will continue to have net tangible assets less than $5,000,001. If our net tangible assets continue to be less than $5,000,001 and we have to file a registration statement, we may have to comply with the SEC’s “penny stock” rules (unless another exemption from the definition of “penny stock” is available), which will require adherence to more stringent rules. In addition, if our net tangible assets continue to be below $5,000,001 and our share price is below $5.00 per share, our shares may be designated as a “penny stock” according to the SEC rules which may reduce the level of trading activity in the secondary trading market for our securities.
If we were considered to be a “foreign person,” we might not be able to complete an initial business combination with a U.S. target company if such initial business combination is subject to U.S. foreign investment regulations or review by a U.S. government entity, such as the Committee on Foreign Investment in the United States (“CFIUS”).
Acquisitions and investments by non-U.S. persons in certain U.S. businesses may be subject to rules or regulations that limit foreign ownership. CFIUS is an interagency committee authorized to review certain transactions involving investments by foreign persons in U.S. businesses that have a nexus to critical technologies, critical infrastructure and/or sensitive personal data in order to determine the effect of such transactions on the national security of the United States. Were we or our Sponsor considered to be a “foreign person” under such rules and regulations, any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security could be subject to such foreign ownership restrictions, CFIUS review and/or mandatory filings. For example, CFIUS could decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance.
If our initial business combination falls within the scope of applicable foreign ownership restrictions, we may be unable to consummate our initial business combination or we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing our initial business combination. These potential limitations and risks may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other SPACs which do not have similar foreign ownership issues. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy, which could delay our ability to close our initial business combination within the requisite time period, which means we may be required to liquidate.
If we liquidate, our public shareholders may only receive their pro rata share of amounts held in the Trust Account, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully this entire proxy statement, including any annexes hereto.
Why am I receiving this proxy statement?
This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Extraordinary General Meeting to be held on    , 2023, or at any adjournments or postponement thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Extraordinary General Meeting.
Rose Hill is a blank check company incorporated on March 29, 2021 as a Cayman Islands exempted company and incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities, which we refer to as our initial business combination. On October 18, 2021, Rose Hill consummated its IPO of its units, with each unit consisting of one Class A Ordinary Share and one-half of one redeemable warrant to purchase one Class A Ordinary Share, which included the full exercise by the underwriters of their over-allotment option in the amount of 3,000,000 units.
Simultaneously with the closing of the IPO, Rose Hill completed the private sale of (i) an aggregate of 4,950,000 warrants to the Sponsor at a purchase price of $1.25 per warrant (the “Sponsor Private Placement Warrants”), generating gross proceeds to the Company of $6,187,500, (ii) an aggregate of 345,000 warrants to J.V.B. Financial Group, LLC at a purchase price of $1.25 per warrant (the “CCM Private Placement Warrants”), generating gross proceeds to the Company of $431,250 and (iii) an aggregate of 805,000 warrants to Cantor Fitzgerald & Co at a purchase price of $1.25 per warrant (the “UW Private Placement Warrants” and together with the Sponsor Private Placement Warrants and the CCM Private Placement Warrants, the “Private Placement Warrants”), generating gross proceeds to the Company of $1,006,250. The net proceeds from the IPO together with certain of the proceeds from the sale of the Private Placement Warrants, $146,625,000 in the aggregate, were placed in a trust account at J.P. Morgan Chase Bank, N.A. (“Trust Account”) maintained by Continental, acting as trustee.
Our IPO prospectus and amended and restated articles of association provided that we had until January 18, 2023 (the date which was 15 months after the consummation of the IPO) to complete an initial business combination. As stated in the Current Report on Form 8-K filed with the SEC on January 13, 2023, an extraordinary general meeting was held on January 12, 2023 (“Prior Extension Meeting”) where our shareholders approved a proposal to amend our Articles to extend the date by which we must consummate an initial business combination from January 18, 2023, to July 18, 2023. In connection with the Prior Extension Meeting, holders of the Class A ordinary shares were permitted to exercise their right to redeem their shares for a pro rata portion of the Trust Account. Shareholders holding 14,118,106 Class A ordinary shares elected to have their shares redeemed leaving an aggregate of approximately $2.8 million in the Trust Account following the Prior Extension Meeting.
Our Articles currently provides for the return of the IPO proceeds held in the Trust Account to the holders of public shares if we do not complete our initial business combination by July 18, 2023. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete our initial business combination by July 18, 2023, or if the Extension Proposal is approved, the Extended Date.
On October 20, 2022, the Company entered into a Business Combination Agreement with Prize and, for certain limited purposes, AGH, pursuant to which, and subject to the terms and conditions set forth therein, prior to the consummation of the Proposed Transaction (as defined below), (i) Prize caused to be incorporated under the laws of the Cayman Islands, (a) an exempted company with limited liability to serve as “New PubCo” for all purposes under the Business Combination Agreement and (b) an exempted company with limited liability to serve as “Merger Sub” for all purposes under the Business Combination Agreement, (ii) Prize and AGH caused to be incorporated under the laws of Chile, a simplified stock corporation that will serve as “HoldCo” for all purposes under the Business Combination Agreement, in each case, as a direct wholly owned subsidiary of Prize, and (iii) following the incorporation of New PubCo, Merger Sub and HoldCo, Prize and AGH will consummate the Pre-Closing Restructuring pursuant to which, among other things, all subsidiaries of Prize will become direct or indirect subsidiaries of HoldCo, HoldCo will become a wholly owned subsidiary of Merger Sub, and Merger Sub will become a wholly owned subsidiary of Prize.

Following the Pre-Closing Restructuring, at the closing of the Business Combination, (i) the Company will be merged with and into New PubCo with New PubCo continuing as the surviving entity and (ii) subsequent to the First Merger, Merger Sub will be merged with and into New PubCo with New PubCo continuing as the surviving entity.
The purpose of the Extension is to allow the Company more time to complete its previously announced Business Combination with Prize. If the closing of the Business Combination occurs prior to the scheduled date of the Extraordinary General Meeting, the Extraordinary General Meeting will be cancelled and will not be held.
While the Company and the other parties to the Business Combination Agreement are working toward satisfaction of the conditions to completion of the Business Combination, the Board has determined we will likely not have sufficient time before July 18, 2023, to complete the SEC review process and hold an extraordinary general meeting to obtain shareholder approval of and consummate the Business Combination. If that were to occur, the Company would be precluded from completing the Business Combination and would be forced to liquidate even if the Company’s shareholders are otherwise in favor of consummating the Business Combination. Accordingly, the Board believes that in order to be able to complete the Business Combination, it is appropriate to seek and obtain the Extension which will give the Company until January 18, 2024 to consummate the initial business combination. The Board believes that the initial business combination opportunity with Prize is compelling and in the best interests of our shareholders. Therefore, the Board has determined that it is in the best interests of the Company and our shareholders to extend the date by which the Company must complete an initial business combination to the Extended Date and have the Company’s shareholders approve the Extension Proposal.
What is being voted on?
You are being asked to vote on the following proposals:
1.
as a special resolution, to amend the Company’s Articles, pursuant to an amendment to the Articles in the form set forth in Annex A of the accompanying proxy statement to extend from July 18, 2023 to the Extended Date the deadline by which, if the Company has not consummated a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company, with one or more businesses or assets (the target business), which complies with the requirements of the Articles, which we refer to as our initial business combination, the Company must cease all operations except for the purpose of winding up and redeem 100% of the public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay tax obligations, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the Company’s then-outstanding public shares; and

2.
as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting by the chairperson thereof to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

If the Extension Proposal is approved, we plan to hold another shareholder meeting prior to the Extended Date in order to seek shareholder approval of the Business Combination and related proposals. For more information regarding the Business Combination and the Business Combination Agreement, please read the Company’s Current Report on Form 8-K relating to the Business Combination filed with the SEC on October 25, 2022, including the complete text of the Business Combination Agreement provided as an exhibit thereto.
You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the Business Combination if and when it is submitted to shareholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board. Albert Hill IV and Juan Jose Rosas have been designated as proxies by our Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Extraordinary General Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board as described below. If any matters not described in this proxy statement are properly presented at the Extraordinary General Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Extraordinary General Meeting is adjourned or postponed, the proxy holders can vote the shares on the new Extraordinary General Meeting date as well, unless you have properly revoked your proxy instructions, as described elsewhere herein.
Can I attend the Extraordinary General Meeting?
The Extraordinary General Meeting will be held on    , 2023, at    , at    , located at    , where you may vote and submit your questions during the Extraordinary General Meeting. You may submit your proxy vote via the Internet by following the instructions provided on the proxy card mailed to you or by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares.
Why should I vote to approve the Extension?
Our Board believes shareholders will benefit from the Company consummating an initial business combination and is proposing the Extension to extend the date by which the Company has to complete an initial business combination until the Extended Date. The Extension would give the Company the opportunity to complete its initial business combination, including the proposed Business Combination with Prize. While the Company and the other parties to the Business Combination Agreement are working toward satisfaction of the conditions to completion of the Business Combination, our Board has determined that we will likely not have sufficient time before July 18, 2023 to complete the SEC review process and hold an extraordinary general meeting to obtain shareholder approval of and consummate the Business Combination.
The Articles currently provide that if the Company does not complete an initial business combination by July 18, 2023, we will (A) cease all operations except for the purpose of winding up; (B) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay tax obligations, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of public shares then in issue, which redemption will completely extinguish such public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (C) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s directors, liquidate and dissolve, subject in the case of clauses (B) and (C), to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.
We believe that the provisions of the Articles described in the preceding paragraph were included to protect the Company’s shareholders from having to sustain their investments in the Company for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Articles. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination, our entry into the Business Combination Agreement, and our belief that the Business Combination offers an attractive investment for our shareholders, the Extension is warranted.
In connection with the vote on the Extension Proposal, public shareholders may redeem all or a portion of their Class A Ordinary Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay tax obligations, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of our then-outstanding public shares, regardless of how such redeemed shares vote on the Extension Proposal, or if they vote at all, as long as the Extension Proposal is approved by the requisite vote of our shareholders.
Pursuant to the terms of the Business Combination Agreement, if the Extension Proposal is not approved by the requisite vote of our shareholders, Prize will have the right to terminate the Business Combination Agreement and abandon the proposed Business Combination with us.

Liquidation of the Trust Account is a fundamental obligation of the Company to the public shareholders and the Company is not proposing and will not propose to change that obligation to the public shareholders. If holders of public shares do not elect to redeem their public shares in connection with the vote to approve the Extension Proposal, such holders will retain redemption rights in connection with the approval of an initial business combination. Assuming the Extension Proposal is approved, the Company will have until the Extended Date to complete an initial business combination.
Our Board recommends that you vote in favor of the Extension Proposal but expresses no opinion as to whether you should redeem your public shares.
How do the Company insiders intend to vote their shares?
The Sponsor, the Company’s directors and officers, advisors or any of their respective affiliates and their permitted transferees (collectively, the “Initial Shareholders”) collectively have the right to vote approximately 95% of the Company’s issued and outstanding Ordinary Shares and are expected to vote all of their shares in favor of each proposal to be voted upon by our shareholders at the Extraordinary General Meeting.
Subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Extraordinary General Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process; (b) would represent in writing that such public shares will not be voted in favor of approving the Extension; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.
To the extent any such purchases by the Initial Shareholders are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Extraordinary General Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of Ordinary Shares for which the Company has received redemption requests pursuant to its redemption offer.
The purpose of such share purchases and other transactions would be, in part, to limit the number of public shares electing to redeem in connection with the vote to approve the Extension Proposal. If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, shares purchased by the persons described above would not be permitted to be voted for the Extension at the Extraordinary General Meeting and could decrease the chances that the Extension would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.
The Company hereby represents that any Company securities purchased by the Initial Shareholders in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension Proposal.
Who is the Company’s Sponsor?
The Company’s Sponsor is Rose Hill Sponsor LLC, a Delaware limited liability company. The Sponsor currently owns 4,000,000 Class A Ordinary Shares and 1,031,250 Class B Ordinary Shares of the Company. Albert G. Hill IV, the Managing Member of the Sponsor and the Company’s Co-Chief Financial Officer and Marco Simental, the Company’s Co-Chief Executive Officer along with Katia Bouazza, Pedro Molina, and Juan Manuel

Fernandez, who are members of the Company’s Board, are U.S. persons. Felipe Canales, the Company’s Co-Chief Executive Officer, Juan Jose Rosas, the Company’s Co-Chief Financial Officer, Jose Mujica, the Company’s Chief Strategy Officer as well Mario Fleck, Felipe Morris and Cristian Moreno, who are members of the Company’s Board, are not U.S persons.
The Company does not believe that any of the above facts or relationships would subject the proposed Business Combination to regulatory review, including review by the Committee on Foreign Investment in the United States (CFIUS). However, were we or our Sponsor considered to be a “foreign person” under such rules and regulations, any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security could be subject to such foreign ownership restrictions, CFIUS review and/or mandatory filings. For example, CFIUS could decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance.
The time required for CFIUS to conduct its review and any remedy imposed by CFIUS could prevent the Company from completing its initial business combination and require the Company to liquidate. In that case, investors would be entitled to redemption of 100% of the public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay tax obligations, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the Company’s then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any). Moreover, if we liquidate, our public shareholders may only receive their pro rata share of amounts held in the Trust Account, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.
What vote is required to approve the Extension Proposal?
Approval of the Extension Proposal requires a special resolution under the Companies Act, being the affirmative vote of the holders of at least two-thirds of the Ordinary Shares issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting. As of    , 2023, our Sponsor owns, on an as-converted basis, approximately 95% of our outstanding ordinary shares. Our Sponsor has indicated that it expects to vote in favor of the Extension Proposal in which case we would not need any of the 256,984 public shares issued and outstanding (assuming all issued and outstanding shares are voted or assuming only the minimum number of shares representing a quorum are voted) to be voted in favor of the Extension Proposal in order to have the Extension Proposal approved.
What vote is required to approve the Adjournment Proposal?
Approval of the Adjournment Proposal requires an ordinary resolution under the Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting.
What if I want to vote against or don’t want to vote for any of the proposals?
If you do not want any of the proposals to be approved, you must abstain, not vote or vote against such proposal. A shareholder’s failure to vote by proxy or in person at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions, while considered present in connection with the determination of whether a valid quorum is established, will not count as votes cast and will have no effect on the outcome of the votes on the proposals.
What happens if the Extension Proposal is not approved?
If the Extension Proposal is not approved and we do not consummate an initial business combination by July 18, 2023, we will (A) cease all operations except for the purpose of winding up; (B) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay tax obligations, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of public shares then in issue, which redemption will completely extinguish such public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (C) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s directors, liquidate and dissolve, subject in the case of clauses (B) and (C), to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by July 18, 2023.
The Sponsor and the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Class A Ordinary Shares or Class B Ordinary Shares held by it or them, as applicable, if the Company fails to complete an initial business combination by July 18, 2023, or if the Extension Proposal is approved, the Extended Date, although they will be entitled to liquidating distributions from the Trust Account with respect to any Class A Ordinary Shares they hold if the Company fails to complete its initial business combination by such date. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by July 18, 2023, or if the Extension Proposal is approved, the Extended Date. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.
If the Extension Proposal is approved, what happens next?
The Company is continuing its efforts to complete its initial business combination, which will involve satisfying the closing conditions to the Business Combination Agreement, including, without limitation, any filings required pursuant to antitrust laws, and the expiration of the required waiting periods thereunder, and holding an extraordinary general meeting to consider and approve the Business Combination and related proposals.
The Company is seeking approval of the Extension Proposal because the Company may not be able to complete all of the tasks listed above, and others that may be required to consummate the Business Combination, prior to July 18, 2023. If the Extension Proposal is approved, the Company expects to seek shareholder approval of the Business Combination. If shareholders approve the Business Combination, the Company expects to consummate the Business Combination as soon as possible following shareholder approval and satisfaction of the other conditions to the consummation of the Business Combination.
Upon approval of the Extension Proposal by the holders of at least two-thirds of the Ordinary Shares represented in person or by proxy and entitled to vote thereon and who do so at the Extraordinary General Meeting, the Company will file an amendment to the Articles with the Cayman Islands Registrar of Companies (the “Cayman Registrar”) in the form attached as Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units, Class A Ordinary Shares and public warrants will remain publicly traded.
If the Extension Proposal is approved, any removal of any Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of Ordinary Shares held by the Sponsor through the Founder Shares (as defined below). We may proceed with the Extension regardless of whether redemptions of public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension. Although our previous intent was not to redeem public shares if it would cause us to have less than $5,000,001 of net tangible assets, given that we believe that after consummation of the Business Combination the combined company will have at least $5,000,001 of net tangible assets, we may decide to proceed with the Extension even if it would result in us having less than $5,000,001 of net tangible assets following the approval of the Extension Proposal.
Where will I be able to find the voting results of the Extraordinary General Meeting?
We will announce preliminary voting results at the Extraordinary General Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Extraordinary General Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Extraordinary General Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.
How do I vote?
If you are a holder of record of Ordinary Shares on    , 2023, the record date for the Extraordinary General Meeting, you may vote in person at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary

General Meeting. You may submit your proxy vote via the Internet by following the instructions provided on the proxy card mailed to you or by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.
How do I change my vote?
Shareholders may revoke their proxy by delivering a later-dated proxy (either in writing, by telephone or over the Internet), provided that the new proxy card is received by Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor New York, NY 10004-1561, prior to the vote at the Extraordinary General Meeting (which is scheduled to take place on    , 2023). Shareholders also may revoke their proxy by attending and voting at the Extraordinary General Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.
How are votes counted?
Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposals. A shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions, while considered present in connection with the determination of whether a valid quorum is established, will not count as votes cast and will have no effect on the outcome of the votes on the proposals.
If my shares are held in “street name,” will my broker automatically vote them for me?
If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that each of the proposals are “non- discretionary” items.
Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all proposals. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.
What is a quorum?
A quorum is the minimum number of shares required to be present at the Extraordinary General Meeting for the Extraordinary General Meeting to be properly held under our Articles and the Companies Act. The presence, in person or by proxy, of one or more persons holding at least a majority in par value of the issued Ordinary Shares which confer the right to attend and vote at the Extraordinary General Meeting constitutes a quorum.
Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the proposals is a “non-discretionary” matter.
Who can vote at the Extraordinary General Meeting?
Holders of our Ordinary Shares as of the close of business on    , 2023 the record date, are entitled to vote at the Extraordinary General Meeting. As of the record date, there were 5,288,234 Ordinary Shares issued and outstanding, consisting of 256,984 Class A Ordinary Shares issued during our IPO, 4,000,000 Class A Ordinary Shares held by the Sponsor and 1,031,250 Class B Ordinary Shares (together with the Class A Ordinary Shares held by the Sponsor, which are sometimes referred to as the “Founder Shares”). Voting at the general meeting will take place by poll voting, as the chairperson of the meeting intends to demand poll voting at the meeting. Accordingly, in deciding all matters at the Extraordinary General Meeting, each shareholder will be entitled to one vote for each share held by them on the record date. Holders of Class A Ordinary Shares and holders of Class B Ordinary Shares will vote together as a single class on all matters submitted to a vote of our shareholders except as required by law. The Initial Shareholders collectively own all of our issued and outstanding Founder Shares, constituting approximately 95% of our issued and outstanding Ordinary Shares.
Registered Shareholders. If our shares are registered directly in your name with our transfer agent, Continental, you are considered the shareholder of record with respect to those shares. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Extraordinary General Meeting.
Street Name Shareholders. If our shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the shareholder of record, you may not vote your Ordinary Shares at the Extraordinary General Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy, we refer to shareholders who hold their shares through a broker, bank or other nominee as “street name shareholders.”
Does the Board recommend voting for the approval of the proposals?
Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the proposals are in the best interests of the Company and its shareholders. The Board recommends that the Company’s shareholders vote “FOR” each of the proposals.
What interests do the Company’s directors and officers have in the approval of the proposals?
The Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of Founder Shares and of private placement warrants that may become exercisable in the future. See the section entitled “Proposal No. 1 — The Extension Proposal — Interests of the Sponsor and the Company’s Directors and Officers.”
Are there any appraisal or similar rights for dissenting shareholders?
Neither the Companies Act nor our Articles provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Extraordinary General Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.
What happens to the Company’s warrants if the Extension is not approved?
If the Extension is not approved and we do not consummate an initial business combination by July 18, 2023, we will (A) cease all operations except for the purpose of winding up; (B) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay tax obligations, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of public shares then in issue, which redemption will completely extinguish such public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (C) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s directors, liquidate and dissolve, subject, in the case of clauses (B) and (C), to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by July 18, 2023.
What happens to the Company’s warrants if the Extension is approved?
If the Extension is approved, the Company will continue to attempt to consummate an initial business combination until the Extended Date and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

How are the funds in the Trust Account currently being held?
With respect to the regulation of SPACs, on March 30, 2022, the SEC issued the SPAC Rule Proposals relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.
With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, while the funds in the Trust Account were, since the Company’s initial public offering, held only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus being subject to regulation under the Investment Company Act, the Company may ask Continental, the trustee managing the Trust Account, to hold all funds in the Trust Account in cash until the earlier of consummation of the Business Combination and liquidation of the Company.
Will you seek any further extensions to liquidate the Trust Account?
Other than the extension until the Extended Date as described in this proxy statement, we do not anticipate seeking any further extensions to consummate an initial business combination.
How do I redeem my Ordinary Shares?
You will be entitled to receive cash for any public shares to be redeemed only if the Extension Proposal is approved by the requisite vote of our shareholders and you:
(i)
(a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares in connection with the vote to approve the Extension Proposal; and

(ii)
prior to 5:00 p.m., Eastern Time, on    , 2023 (two business days prior to the vote at the Extraordinary General Meeting), (a) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company as described in the proxy materials for the Extraordinary General Meeting.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their Class A Ordinary Shares even if they vote for the Extension Proposal.
Based upon the amount held in the Trust Account as of    , 2023, which was $   ,     and estimated interest income and taxes post-   , 2023, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $    at    the time of the Extraordinary General Meeting to be held on    , 2023. The closing price of a Class A Ordinary Share on    , 2023, was $   . The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our Class A Ordinary Shares when such shareholders wish to sell their shares. Without giving effect to any requests for redemption in connection with the Extraordinary General Meeting to be held on    , 2023, the amount expected to be held in the Trust Account on    , 2023, the date of the Extraordinary General Meeting, is $   .
Are there any limitations on the number of public shares that can be redeemed in connection with the proposals?
Although, our previous intent was not to redeem public shares if it would continue to cause us to have less than $5,000,001 of net tangible assets, given that we believe that after consummation of the Business Combination the combined company will have at least $5,000,001 of net tangible assets, we will proceed with the Extension even though we will continue to have less than $5,000,001 of net tangible assets following the approval of the Extension Proposal.
Would I still be able to exercise my redemption rights in connection with a vote to approve a proposed initial business combination such as the Business Combination?
Yes. Assuming you are a shareholder as of the record date for voting on a proposed initial business combination, you will be able to vote on a proposed initial business combination such as the Business Combination when it is submitted to shareholders. If you disagree with an initial business combination, such as the Business Combination, you will retain your right to redeem your public shares upon consummation of such initial business combination, subject to any limitations set forth in our Articles.
What should I do if I receive more than one set of voting materials?
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.
Who is paying for this proxy solicitation?
Our Board is soliciting proxies for use at the Extraordinary General Meeting. Prize will be responsible for and pay all costs associated with this solicitation. Banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares will be reimbursed for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.
Who can help answer my questions?
If you have questions about the Extraordinary General Meeting or the proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the Company’s filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2022, and our subsequent Quarterly Reports on Form 10-Q, you should contact:
Rose Hill Acquisition Corporation
Attn: Juan Jose Rosas
981 Davis Drive NW Atlanta, GA 30327
Telephone: +1 (404) 973- 7681
Email: emailing info@rosehillacq.com
For more information regarding the Business Combination and the Business Combination Agreement, please read the Company’s Current Report on Form 8-K relating to the Business Combination Agreement, filed with the SEC on October 25, 2022, including the complete text of the Business Combination Agreement provided as an exhibit thereto. You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”
If you are a holder of public shares and you intend to seek redemption of your shares, you will need to deliver your public shares (either physically or electronically) to the transfer agent at the address below prior to 5:00 p.m., Eastern Time, on    , 2023 (two business days prior to the vote at the Extraordinary General Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:
Continental Stock Transfer & Trust Company
Mark Zimkind
1 State Street, 30th Floor
New York, NY 10004-1561
E-mail: mzimkind@continentalstock.com

THE EXTRAORDINARY GENERAL MEETING
Date, Time, Place and Purpose of the Extraordinary General Meeting
The Extraordinary General Meeting will be held on    , 2023, at    ,     at    , located at    , where you may vote and submit your questions during the Extraordinary General Meeting.
At the Extraordinary General Meeting, you will be asked to consider and vote on proposals to:
1.
Proposal No. 1 — The Extension Proposal — as a special resolution, to amend the Company’s Articles pursuant to an amendment to the Articles in the form set forth in Annex A of the accompanying proxy statement to extend from July 18, 2023 to the Extended Date the deadline by which, if the Company has not completed a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company, with one or more businesses or assets (the target business), which complies with the requirements of the Articles, which we refer to as our initial business combination, the Company must cease all operations except for the purpose of winding up and redeem 100% of the public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay tax obligations, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the Company’s then-outstanding public shares; and

2.
Proposal No. 2  —  The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting by the chairperson thereof to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

Voting Power; Record Date
Only shareholders of record of the Company as of the close of business on    , 2023 are entitled to notice of, and to vote at, the Extraordinary General Meeting or any adjournment or postponement thereof. Voting at the general meeting will take place by poll voting, as the chairperson of the meeting intends to demand poll at the meeting. Accordingly, each ordinary share will entitle the holder thereof (as of the record date) to one vote at the Extraordinary General Meeting. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 5,288,234 Ordinary Shares issued and outstanding, including 256,984 Class A Ordinary Shares that were initially sold as part of the IPO, 4,000,000 Class A Ordinary Shares held by the Sponsor and 1,031,250 Class B Ordinary Shares. The Company’s warrants do not have voting rights in connection with the proposals.
Quorum and Vote of Shareholders
A quorum is the minimum number of shares required to be present at the Extraordinary General Meeting for the Extraordinary General Meeting to be properly held under our Articles and the Companies Act. The presence, in person or by proxy, of one or more persons holding at least a majority in par value of the issued Ordinary Shares which confer the right to attend and vote at the Extraordinary General Meeting constitutes a quorum.
Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter.
Votes Required
Approval of the Extension Proposal requires a special resolution under the Companies Act, being the affirmative vote of the holders of at least two-thirds of the Ordinary Shares issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the

Extraordinary General Meeting. As of    , 2023, our Sponsor owns, on an as-converted basis, approximately 95% of our outstanding ordinary shares. Our Sponsor has indicated that it expects to vote in favor of the Extension Proposal in which case we would not need any of the 256,984 public shares issued and outstanding (assuming all issued and outstanding shares are voted or assuming only the minimum number of shares representing a quorum are voted) to be voted in favor of the Extension Proposal in order to have the Extension Proposal approved.
Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting.
If you do not want any of the proposals to be approved, you must abstain, not vote or vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions, while considered present in connection with the determination of whether a valid quorum is established, will not count as votes cast and will have no effect on the outcome of the votes on the proposals.
Voting
Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the Extraordinary General Meeting in the manner you direct. You may vote for or withhold your vote for the proposal or you may abstain from voting. All valid proxies received prior to the Extraordinary General Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” each of the proposals and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Extraordinary General Meeting. Voting at the general meeting will take place by poll voting, as the chairperson of the meeting intends to demand poll voting at the meeting. Accordingly, each ordinary share will entitle the holder thereof (as of the record date) to one vote at the Extraordinary General Meeting.
You can vote your shares at the Extraordinary General Meeting in person or before the Extraordinary General Meeting via the Internet by following the instructions provided on the proxy card mailed to you or by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.
Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter.
Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact the Company at +1 (404) 973-7681 or by sending a letter to the Company at 981 Davis Dr. NW, Atlanta, Georgia 30327, or by emailing info@rosehillacq.com.
Revocability of Proxies
Shareholders may revoke their proxy by delivering a later-dated proxy (either in writing, by telephone or over the Internet), provided that the new proxy card is received by Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor New York, NY 10004-1561, prior to the vote at the Extraordinary General Meeting (which is scheduled to take place on    , 2023). Shareholders also may revoke their proxy by attending and voting at the General Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.
Attendance at the Extraordinary General Meeting
The Extraordinary General Meeting will be held in person at    , on    , 2023, at    , located at    , where you may vote and submit your questions during the Extraordinary General Meeting. You may submit your proxy vote via the Internet by following the instructions provided on the proxy card mailed to you or by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.
Solicitation of Proxies
The Company is soliciting proxies for use at the Extraordinary General Meeting. Prize will be responsible for and pay all costs associated with this solicitation. Banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares will be reimbursed for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies. You may contact the Company at:
Telephone: +1 (404) 973-7681
Email: info@rosehillacq.com.
Some banks and brokers have customers who beneficially own Ordinary Shares listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Ordinary Shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.
Dissenters’ Rights of Appraisal
Neither the Companies Act nor our Articles provides for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Extraordinary General Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.
Shareholder Proposals
In accordance with our Articles, notice specifying the general nature of any special business to be conducted at a general meeting must be given in the notice convening that meeting. All business carried out at an extraordinary general meeting will be deemed special.
Other Business
The Board does not know of any other matters to be presented at the Extraordinary General Meeting. If any additional matters are properly presented at the Extraordinary General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.
Principal Executive Offices
Our principal executive offices are located at 981 Davis Dr. NW, Atlanta, Georgia 30327. Our telephone number is +1 (404) 973-7681. Our corporate website address is https://rosehillacq.com. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

PROPOSAL NO. 1 — THE EXTENSION PROPOSAL
Background
On October 18, 2021, Rose Hill consummated its IPO of its units, with each unit consisting of one Class A Ordinary Share and one-half of one redeemable warrant to purchase one Class A Ordinary Share, which included the full exercise by the underwriters of their over-allotment option in the amount of 3,000,000 units.
Simultaneously with the closing of the IPO, Rose Hill completed the private sale of (i) an aggregate of 4,950,000 Sponsor Private Placement Warrants generating gross proceeds to the Company of $6,187,500, (ii) an aggregate of 345,000 CCM Private Placement Warrants generating gross proceeds to the Company of $431,250 and (iii) an aggregate of 805,000 UW Private Placement Warrants generating gross proceeds to the Company of $1,006,250. The net proceeds from the IPO together with certain of the proceeds from the sale of the Private Placement Warrants, $146,625,000 in the aggregate, was placed in the Trust Account maintained by Continental, acting as trustee.
Our IPO prospectus and amended and restated articles of association provided that we had until January 18, 2023 (the date which was 15 months after the consummation of the IPO) to complete an initial business combination. As stated in the Current Report on Form 8-K filed with the SEC on January 13, 2023, the Prior Extension Meeting was held where our shareholders approved a proposal to amend our amended and restated articles of association to extend the date by which we must consummate an initial business combination from January 18, 2023, to July 18, 2023. In connection with the Prior Extension Meeting, holders of the Class A ordinary shares were permitted to exercise their right to redeem their shares for a pro rata portion of the Trust Account. Shareholders holding 14,118,106 Class A ordinary shares elected to have their shares redeemed leaving an aggregate of approximately $2.8 million in the Trust Account following the Prior Extension Meeting.
Our Articles currently provides that we have until July 18, 2023, to complete an initial business combination. While the Company and the other parties to the Business Combination Agreement are working toward satisfaction of the conditions to completion of the Business Combination, the Board has determined that we will likely not have sufficient time before July 18, 2023, to complete the SEC review process and hold an extraordinary general meeting to obtain shareholder approval of and consummate the Business Combination. If that were to occur, the Company would be precluded from completing the Business Combination and would be forced to liquidate even if the Company’s shareholders are otherwise in favor of consummating the Business Combination. Instead, the closing of the Business Combination is expected to take place as soon as practicable after such meeting, which is expected to be held sometime before the Extended Date, subject to the satisfaction or waiver of the closing conditions in the Business Combination Agreement. Accordingly, the Board believes that in order to be able to complete the Business Combination, it is appropriate to obtain the Extension.
The Extension
We are proposing to amend the Articles by special resolution, pursuant to an amendment to the Articles in the form set forth in Annex A hereto to extend the date by which the Company must (1) consummate its initial business combination, (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Class A Ordinary Shares if it fails to complete such initial business combination, from July 18, 2023 to January 18, 2024.
Reasons for the Proposal
On October 20, 2022, the Company entered into a Business Combination Agreement, pursuant to which, prior to the consummation of the Proposed Transaction, Prize and AGH will cause the Pre-Closing Restructuring. Following the Pre-Closing Restructuring, (i) the Company will be merged with and into New PubCo, with New PubCo continuing as the surviving entity and (ii) subsequent to the First Merger, Merger Sub will be merged with and into New PubCo, with New PubCo continuing as the surviving entity.
While the Company and the other parties to the Business Combination Agreement are working toward satisfaction of the conditions to completion of the Business Combination, the Board has determined that there will likely not be sufficient time before July 18, 2023, to complete the SEC review process and hold an extraordinary general meeting to obtain shareholder approval of and consummate the Business Combination. If that were to occur, the Company would be precluded from completing the Business Combination and would be forced to liquidate even if the Company’s shareholders are otherwise in favor of consummating the Business Combination. Subject to the satisfaction or waiver of the closing conditions in the Business Combination Agreement, the closing of the Business Combination is expected to take place as soon as practicable after the shareholder meeting relating to the approval of the Business Combination, which is expected to be held sometime before the Extended Date. Accordingly, the Board believes that in order to be able to complete the Business Combination, it is appropriate to obtain the Extension. The Board believes that the initial business combination opportunity with Prize is compelling and in the best interests of our shareholders. Therefore, the Board has determined that it is in the best interests of the Company and our shareholders to extend the date by which the Company must complete an initial business combination to the Extended Date and have the Company’s shareholders approve the Extension Proposal.
Our Articles currently provides that if we do not consummate an initial business combination by July 18, 2023, we will (A) cease all operations except for the purpose of winding up; (B) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay tax obligations, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of public shares then in issue, which redemption will completely extinguish such public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (C) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s directors, liquidate and dissolve, subject, in the case of clauses (B) and (C), to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by July 18, 2023.
We believe that the provision of the Articles described in the preceding paragraph was included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Articles. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination, our entry into the Business Combination Agreement and our belief that the Business Combination offers an attractive investment for our shareholders, the Extension is warranted.
The Company is not asking you to vote on any proposed initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination when it is submitted to shareholders in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares, in the event the proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date.
The Sponsor
The Company’s Sponsor is Rose Hill Sponsor LLC, a Delaware limited liability company. The Sponsor currently owns 4,000,000 Class A Ordinary Shares of the Company and 1,031,250 Class B Ordinary Shares of the Company. Albert G. Hill IV, the Managing Member of the Sponsor and the Company’s Co-Chief Financial Officer and Marco Simental, the Company’s Co-Chief Executive Officer along with Katia Bouazza, Pedro Molina, and Juan Manuel Fernandez, who are members of the Company’s Board, are U.S. persons. Felipe Canales, the Company’s Co-Chief Executive Officer, Juan Jose Rosas, the Company’s Co-Chief Financial Officer, Jose Mujica, the Company’s Chief Strategy Officer as well Mario Fleck, Felipe Morris and Cristian Moreno, who are members of the Company’s Board, are not U.S. persons.
The Company does not believe that any of the above facts or relationships would subject the proposed Business Combination to regulatory review, including review by the Committee on Foreign Investment in the United States (CFIUS). However, were we or our Sponsor considered to be a “foreign person” under such rules and regulations, any proposed business combination between us and a U.S. business engaged in a regulated industry, or which may affect national security could be subject to such foreign ownership restrictions, CFIUS review and/or mandatory filings. For example, CFIUS could decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance.

The time required for CFIUS to conduct its review and any remedy imposed by CFIUS could prevent the Company from completing its initial business combination and require the Company to liquidate. In that case, investors would be entitled to redemption of 100% of the public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay tax obligations, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the Company’s then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any). Moreover, if we liquidate, our public shareholders may only receive their pro rata share of amounts held in the Trust Account, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.
If the Extension Proposal Is Not Approved
If the Extension Proposal is not approved and we do not consummate an initial business combination by July 18, 2023, we will (A) cease all operations except for the purpose of winding up; (B) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay tax obligations, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of public shares then in issue, which redemption will completely extinguish such public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (C) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s directors, liquidate and dissolve, subject, in the case of clauses (B) and (C), to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.
Pursuant to the terms of the Business Combination Agreement, if the Extension Proposal is not approved by the requisite vote of our shareholders, Prize will have the right to terminate the Business Combination Agreement and abandon the proposed Business Combination with us.
The Sponsor and the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Class A Ordinary Shares or Class B Ordinary Shares held by it or them, as applicable, if the Company fails to complete an initial business combination by July 18, 2023, or if the Extension Proposal is approved, the Extended Date, although they will be entitled to liquidating distributions from the Trust Account with respect to any Class A Ordinary Shares they hold if the Company fails to complete its initial business combination by such date. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by July 18, 2023, or, if the Extension Proposal is approved, the Extended Date. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.
If the Extension Proposal Is Approved
If the Extension Proposal is approved, the Company will file an amendment to the Articles with the Cayman Registrar in the form set forth in Annex A hereto to extend the time it has to complete an initial business combination until the Extended Date and the Outside Date (as defined in the Business Combination Agreement) will automatically extend to the Extended Date pursuant to the terms of the Business Combination Agreement. The Company will remain a reporting company under the Exchange Act, and its units, Class A Ordinary Shares and public warrants will remain publicly traded. The Company will then continue to work to consummate its initial business combination, specifically the Business Combination, by the Extended Date.
You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on the Business Combination when it is submitted to shareholders and the right to redeem your public shares for cash from the Trust Account in the event the proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date.
If the Extension Proposal is approved by the requisite vote of our shareholders, and the Extension is implemented, the amount held in the Trust Account will be reduced by the Withdrawal Amount. The Company cannot predict the amount that will remain in the Trust Account if the Extension is approved, and the amount remaining in

the Trust Account may be significantly less than the approximately $    that was in the Trust Account as of the record date. Without giving effect to any requests for redemption in connection with the Extraordinary General Meeting to be held on    , 2023, the amount expected to be held in the Trust Account on    ,    2023, the date of the Extraordinary General Meeting, is $   . The Company may need to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. Although our previous intent was not to redeem public shares if it would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension. Given that we believe that after consummation of the Business Combination, the combined company will have at least $5,000,001 of net tangible assets, we will proceed with the Extension even though we will continue to have less than $5,000,001 of net tangible assets until the Business Combination is consummated.
Redemption Rights
In connection with the approval of the Extension, each public shareholder may seek to redeem his, her or its public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any shareholder vote to approve a proposed initial business combination, or if the Company has not consummated an initial business combination by the Extended Date.
TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON    , 2023. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension and redemptions.
You will be entitled to receive cash for any public shares to be redeemed only if the Extension Proposal is approved by the requisite vote of our shareholders and you:
(i)
(a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares in connection with the vote to approve the Extension Proposal; and

(ii)
prior to 5:00 p.m., Eastern Time, on    , 2023 (two business days prior to the vote at the Extraordinary General Meeting), (a) submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company as described in the proxy materials for the Extraordinary General Meeting.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their Class A Ordinary Shares even if they vote for the Extension Proposal.
Through the Deposit Withdrawal at Custodian (“DWAC”) system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker fee and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension will not be redeemed for cash held in the Trust Account. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the completion of the Extension. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.
If properly demanded, the Company will redeem each public share at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay tax obligations, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Class A Ordinary Shares. Based upon the amount held in the Trust Account as of    , 2023, which was $   , estimated interest income and taxes post-    , 2023, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $    at the time of the Extraordinary General Meeting to be held on    , 2023. The closing price of a Class A Ordinary Share on    , 2023, was $   . The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our Class A Ordinary Shares when such shareholders wish to sell their shares. Without giving effect to any requests for redemption in connection with the Extraordinary General Meeting to be held on    , 2023, the amount expected to be held in the Trust Account on    , 2023, the date of the Extraordinary General Meeting, is $   .
If you exercise your redemption rights, you will be exchanging your Ordinary Shares for cash and will no longer own such shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent prior to the vote on the Extension Proposal. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.
United States Federal Income Tax Considerations for Shareholders Exercising Redemption Rights
The following is a discussion of U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) that elect to have their Class A Ordinary Shares redeemed for cash if the Extension Proposal is completed. This discussion applies only to Class A Ordinary Shares that are held as a capital asset for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:
•	the Sponsor or our directors and officers;
•	financial institutions or financial services entities;
•	broker-dealers or other persons that are subject to the mark-to-market method of accounting;
•	tax-exempt organizations;
•	governments or agencies or instrumentalities thereof;
•	insurance companies;
•	regulated investment companies or real estate investment trusts;
•	expatriates or former long-term residents of the United States;
•	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•
persons that acquired Class A Ordinary Shares pursuant to an exercise of employee share options or upon payout of a restricted stock unit, in connection with employee share incentive plans or otherwise as compensation;

•	persons that hold Class A Ordinary Shares as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;
•	persons whose functional currency is not the U.S. dollar; or
•	persons that are subject to the applicable financial statement accounting rules under Section 451(b) of the Code.
This discussion is based on the Internal Revenue Code of 1986 (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.
We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.
This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds Class A Ordinary Shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any Class A Ordinary Shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of an exercise of redemption rights to them.
EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER, AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.
U.S. Holders
As used herein, a “U.S. Holder” is a beneficial owner of Class A Ordinary Shares who or that is, for U.S. federal income tax purposes:
•	an individual citizen or resident of the United States,
•
a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia,

•	an estate whose income is subject to U.S. federal income tax regardless of its source, or
•
a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

Redemption of Class A Ordinary Shares
Subject to the PFIC rules discussed below under “— PFIC Considerations,” if a U.S. Holder’s Class A Ordinary Shares are redeemed pursuant to the redemption provisions described in this proxy statement, the U.S. federal income tax consequences to such holder will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.
If the redemption qualifies as a sale of Class A Ordinary Shares, a U.S. Holder will be treated as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Ordinary Shares.” If the redemption does not qualify as a sale of Class A Ordinary Shares, a U.S. Holder will be treated as receiving a distribution with the tax consequences described below under the section entitled “— U.S. Holders — Taxation of Distributions.”

The redemption of Class A Ordinary Shares will generally qualify as a sale of the Class A Ordinary Shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.
For purposes of such tests, a U.S. Holder takes into account not only ordinary shares actually owned by such U.S. Holder, but also ordinary shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to ordinary shares owned directly, ordinary shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any ordinary shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.
The redemption of ordinary shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to an initial business combination, the Class A Ordinary Shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the ordinary shares actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the ordinary shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of ordinary shares owned by certain family members and such U.S. Holder does not constructively own any other ordinary shares. The redemption of Class A Ordinary Shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the respective entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the foregoing tests is satisfied, then the redemption of Class A Ordinary Shares will be treated as a distribution to the redeemed holder and the tax effects to such U.S. Holder will be as described below under the section entitled “— Taxation of Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Class A Ordinary Shares will be added to such holder’s adjusted tax basis in its remaining stock, or, if it has none, to such holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.
U.S. Holders should consult their tax advisors as to the tax consequences of a redemption, including any special reporting requirements.
Taxation of Distributions.
Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s Class A Ordinary Shares is treated as a distribution, as discussed above, such distributions will generally be treated a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. With respect to non-corporate U.S. Holders, dividends will generally be taxed at preferential long-term capital gains rates only if the Class A Ordinary Shares are readily tradable on an established securities market in the United States, provided that the Company is not treated as a PFIC in the taxable year in which the dividend was paid or in any previous year and certain other requirements are met. U.S. Holders should consult their tax advisors regarding the availability of the lower rate for any dividends paid with respect to Class A Ordinary Shares.
Distributions in excess of current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Class A Ordinary Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A Ordinary Shares and will be treated as described below under the section entitled “— Gain or Loss on Sale, Taxable

Exchange or Other Taxable Disposition of Class A Ordinary Shares.” However, we do not currently maintain calculations of our earnings and profits in accordance with U.S. federal income tax principles. U.S. Holders should therefore assume that any amounts treated as a distribution as a result of a redemption of Class A Ordinary Shares will be reported as dividend income.
Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Ordinary Shares.
Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s Class A Ordinary Shares is treated as a sale or other taxable disposition, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount realized and (ii) the U.S. Holder’s adjusted tax basis in the Class A Ordinary Shares redeemed.
Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the ordinary shares exceeds one year. However, it is unclear whether the redemption rights with respect to the Class A Ordinary Shares described in this proxy statement may prevent the holding period of the Class A Ordinary Shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of Class A Ordinary Shares (Class A Ordinary Shares purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.
PFIC Considerations
Generally
A foreign (i.e., non-U.S.) corporation will be a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year is passive income or (ii) at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than certain rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets. Generally, cash is considered to be held for the production of passive income and thus is considered a passive asset. The determination of whether a foreign corporation is a PFIC is based upon the composition of such corporation’s income and assets (including, among others, its proportionate share of the income and assets of any other corporation in which it owns, directly or indirectly, 25% (by value) of the stock), and the nature of such corporation’s activities.
A separate determination must be made after the close of each taxable year as to whether a foreign corporation was a PFIC for that year. Once a foreign corporation qualifies as a PFIC it is, with respect to a shareholder during the time it qualifies as a PFIC, and subject to certain exceptions, always treated as a PFIC with respect to such shareholder, regardless of whether it satisfied either of the qualification tests in subsequent years.
Pursuant to the start-up exception, a foreign corporation will not be a PFIC for the first taxable year the corporation has gross income (the “start-up year”) if: (1) no predecessor of the corporation was a PFIC; (2) the corporation establishes to the satisfaction of the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years.
PFIC Status of the Company
Based upon the composition of our income and assets, and our expectations regarding the timing of the completion of an initial business combination, we believe that we will not be eligible for the start-up exception and therefore that we have been a PFIC since our first taxable year.

Default PFIC Rules
If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder and the U.S. Holder did not make a timely and effective “qualified election fund” (“QEF”) election for our first taxable year as a PFIC in which the U.S. Holder held Class A Ordinary Shares, a QEF election along with a purging election, or a “mark-to-market” election, then such holder will generally be subject to special rules (the “Default PFIC Regime”) with respect to:
•
any gain recognized by the U.S. Holder on the sale or other disposition of its Class A Ordinary Shares, which would include a redemption of Class A Ordinary Shares if such redemption is treated as a sale under the rules discussed above; and

•
any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of its ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for such ordinary shares), which may include a redemption of Class A Ordinary Shares if such redemption is treated as a distribution under the rules discussed above.

Under the Default PFIC Regime:
•	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for its Class A Ordinary Shares;
•
the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which we are a PFIC, will be taxed as ordinary income;

•
the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

•
an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year of such U.S. Holder.

QEF Election
In general, if we are determined to be a PFIC, a U.S. Holder may avoid the PFIC tax consequences described above in respect of its Class A Ordinary Shares by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such U.S. Holder’s tax return for the taxable year for which the election relates.
The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621, including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. Holders should consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.
If a U.S. Holder makes a QEF election after our first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) Class A Ordinary Shares, the adverse PFIC tax consequences (with adjustments to take into account any current income inclusions resulting from the QEF election) will continue to apply with respect to such Class A Ordinary Shares unless the U.S. Holder makes a purging election under the PFIC rules. Under the purging election, the U.S. Holder will be deemed to have sold such Class A Ordinary Shares at their fair market value and any gain recognized on such deemed sale will be treated as an excess distribution, taxed under the PFIC rules described above. As a result of the purging election, the U.S. Holder will have a new basis and holding period in such Class A Ordinary Shares for purposes of the PFIC rules.

In order to comply with the requirements of a QEF election, a U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the U.S. Holder to make and maintain a QEF election, but there is no assurance that we will timely provide such required information. There is also no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.
If a U.S. Holder has made a QEF election with respect to its Class A Ordinary Shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the U.S. Holder holds (or is deemed to hold) such shares or as a result of a purging election, as described above), any gain recognized on the sale of the Class A Ordinary Shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such U.S. Holders. The tax basis of a U.S. Holder’s shares in a QEF will be increased by amounts that are included in income and decreased by amounts distributed but not taxed as dividends, under the above rules.
Mark-to-Market Election
Alternatively, a U.S. Holder may make an election to mark marketable shares in a PFIC to market on an annual basis. PFIC shares generally are marketable if they are (i) “regularly traded” on a national securities exchange that is registered with the Securities Exchange Commission or on the national market system established under Section 11A of the Securities and Exchange Act of 1934, or (ii) “regularly traded” on any exchange or market that the Treasury Department determines to have rules sufficient to ensure that the market price accurately represents the fair market value of the stock. The Class A Ordinary Shares, which are listed on the NYSE, should qualify as marketable shares for this purpose but there can be no assurance that the Class A Ordinary Shares will be “regularly traded.”
Pursuant to such an election, a U.S. Holder would include in each year as ordinary income the excess, if any, of the fair market value of such stock over its adjusted basis at the end of the taxable year. A U.S. Holder may treat as ordinary loss any excess of the adjusted basis of the stock over its fair market value at the end of the year, but only to the extent of the net amount previously included in income as a result of the election in prior years. A U.S. Holder’s adjusted tax basis in the PFIC shares will be increased to reflect any amounts included in income, and decreased to reflect any amounts deducted, as a result of a mark-to-market election. Any gain recognized on a disposition of Class A Ordinary Shares will be treated as ordinary income and any loss will be treated as ordinary loss (but only to the extent of the net amount of income previously included as a result of a mark-to-market election).
PFIC Reporting Requirements
If we are a PFIC, a U.S. Holder of Class A Ordinary Shares will be required to file an annual report on IRS Form 8621 containing such information with respect to its interest in a PFIC as the IRS may require. Failure to file IRS Form 8621 for each applicable taxable year may result in substantial penalties and result in the U.S. Holder’s taxable years being open to audit by the IRS (potentially including with respect to items that do not relate to a U.S. Holder’s investment in the Class A Ordinary Shares) until such forms are properly filed.
THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES ON THE REDEMPTION OF CLASS A ORDINARY SHARES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.
Information Reporting and Backup Withholding
Dividend payments with respect to the Class A Ordinary Shares and proceeds from the sale, exchange or redemption of the Class A Ordinary Shares may be subject to information reporting to the IRS and possible backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and a U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information. U.S. Holders are urged to consult their own tax advisors regarding the application of backup withholding and the availability of and procedure for obtaining an exemption from backup withholding in their particular circumstances.
Required Vote
Approval of the Extension Proposal requires a special resolution under the Companies Act, being the affirmative vote of the holders of at least two-thirds of the Ordinary Shares issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting. If the Extension is not approved and we do not consummate an initial business combination by July 18, 2023, we will (A) cease all operations except for the purpose of winding up; (B) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay tax obligations, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of public shares then in issue, which redemption will completely extinguish such public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (C) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s directors, liquidate and dissolve, subject, in the case of clauses (B) and (C), to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by July 18, 2023.
The Initial Shareholders are expected to vote all Ordinary Shares owned by them in favor of the Extension. On the record date, the Initial Shareholders beneficially owned and were entitled to vote an aggregate of 5,031,250 Founder Shares, consisting of 4,000,000 Class A ordinary shares and 1,031,250 Class B ordinary shares, constituting 95% of the Company’s issued and outstanding Ordinary Shares. Therefore, we would not need any of the 256,984 public shares issued and outstanding (assuming all issued and outstanding shares are voted or assuming only the minimum number of shares representing a quorum are voted) to be voted in favor of the Extension Proposal in order to have the Extension Proposal approved. See the section entitled “Beneficial Ownership of Securities” for additional information regarding the holders of Founder Shares and their respective ownership thereof.
In addition, subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Extraordinary General Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process based on the amounts held in the Trust Account as of    , 2023; (b) would represent in writing that such public shares will not be voted in favor of approving the Extension; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.
To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Extraordinary General Meeting the following:
(i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of Ordinary Shares for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of (i) otherwise limiting the number of public shares electing to redeem and (ii) the Company’s net tangible assets (as determined in accordance with Rule 3a51(g)(1) of the Exchange Act) being at least $5,000,001.
If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, shares purchased by the persons described above would not be permitted to be voted for the Extension at the Extraordinary General Meeting and could decrease the chances that the Extension would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.
Recommendation
As discussed above, after careful consideration of all relevant factors, the Board has determined that the Extension Proposal is in the best interests of the Company and its shareholders. The Board has approved and declared advisable the adoption of the Extension Proposal.
OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION PROPOSAL. OUR BOARD
EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal. The Adjournment Proposal will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.
Vote Required for Approval
The Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.
Recommendation of the Board
As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its shareholders. Therefore, if there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, our Board will approve and declare advisable adoption of the Adjournment Proposal.
OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information available to us as of    , 2023, with respect to our Ordinary Shares held by:
•	each person known by us to be the beneficial owner of more than 5% of our Ordinary Shares;
•	each of our executive officers and directors; and
•	all our executive officers and directors as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.
In the table below, percentage ownership is based on 5,288,234 Ordinary Shares outstanding as of    , 2023, including 4,256,984 Class A Ordinary Shares and 1,031,250 Class B Ordinary Shares. Voting power represents the combined voting power of Ordinary Shares owned beneficially by such person. On all matters to be voted upon, the holders of the Ordinary Shares vote together as a single class. The table below does not include any Ordinary Shares underlying our outstanding warrants because such securities are not exercisable within 60 days of    , 2023.
	Class A Ordinary Shares		Class B Ordinary Shares(1)
	Beneficially Ordinary	Approximate Percentage of Issued and Outstanding Class A Ordinary Shares	Beneficially Owned	Approximate Percentage of Issued and Outstanding Class B Ordinary Shares
Name and Address of Beneficial Owner(1)
Rose Hill Sponsor LLC	4,000,000(2)	95%	1,031,250(2)	100%
Felipe C. Canales(3)	—	—%	—	—%
Marco Simental(3)	—	—%	—	—%
Jose I. Mujica(3)	—	—%	—	—%
Albert Hill IV	4,000,000(2)	95%	1,031,250(2)	100%
Juan Jose Rosas(3)	—	—%	—	—%
Katia Bouazza(3)	—	—%	—	—%
Juan Manuel Fernandez(3)	—	—%	—	—%
Feipe Morris(3)	—	—%	—	—%
Mario Fleck(3)	—	—%	—	—%
Cristian Moreno(3)	—	—%	—	—%
Pedro Molina(3)	—	—%	—	—%
Other 5% Beneficial Owners
All directors and officers as a group (11 individuals)	4,000,000	95%	1,031,250	100%
(1)	Unless otherwise noted, the business address of each of our shareholders is c/o Rose Hill Acquisition Corporation, 981 Davis Drive NW, Atlanta, GA 30327.
(2)
Represents shares held by our Sponsor. Each of our officers and directors is a member of our Sponsor. The shares held by our Sponsor are beneficially owned by Albert Hill, our co-Chief Financial Officer and the managing member of our Sponsor, who has voting and dispositive power over the shares held by our Sponsor.

(3)	Does not include any shares held by our Sponsor. This individual is a member of our Sponsor, as described in footnote 2.
Our Initial Shareholders beneficially own approximately 95% of our issued and outstanding Ordinary Shares. In addition, because of its ownership block, our Sponsor will be able to effectively influence the outcome of all other matters requiring approval by our shareholders, including amendments to our Articles and approval of significant corporate transactions.

Interests of the Sponsor and the Company’s Directors and Officers
When you consider the recommendation of our Board, you should keep in mind that the Sponsor and the Company’s officers and directors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:
•
If the Extension is not approved and we do not consummate an initial business combination by July 18, 2023, the 5,031,250 aggregate Founder Shares held by the Sponsor and certain of our directors consisting of 4,000,000 Class A ordinary shares and 1,031,250 Class B ordinary shares will be worthless (as the Sponsor and such directors have waived liquidation rights with respect to such shares), as will the 4,950,000 million private placement warrants held by the Sponsor;

•
In order to finance transaction costs in connection with an initial business combination the Sponsor, an affiliate of the Sponsor or certain of the Company’s officers and directors, may, but are not obligated to, loan the Company funds on a non-interest-bearing basis as may be required (“Working Capital Loans”). In the event that the Company’s initial business combination does not close, the Company may use a portion of the funds held outside the Trust Account to repay the Working Capital Loans but no proceeds from the Trust Account would be used to repay the Working Capital Loans. Therefore, if the Extension Proposal is not approved and the Company does not consummate an initial business combination by July 18, 2023, the Sponsor will not have any claim against the Trust Account for repayment of the Working Capital Loans so that the Company will most likely be unable to repay the Working Capital Loans. The Working Capital Loans would either be repaid upon consummation of an initial business combination, without interest, or, at the lender’s discretion, up to $1.5 million of such Working Capital Loans may be converted into warrants of the post initial business combination entity at a price of $1.25 per warrant. The warrants would be identical to the Private Placement Warrants. On    , 2023, the Company entered into a Working Capital Loan in the form of a     in the aggregate principal amount of $   . As of    , 2023, the Company had drawn down $    under the Working Capital Loans.

•
In connection with the IPO, the Sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of any third party for services rendered or products sold to the Company or prospective target businesses with which the Company has entered into certain agreements;

•
All rights specified in the Articles relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial business combination and, if the Extension is not approved and no initial business combination is completed by July 18, 2023, so that the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•
None of the Company’s officers or directors has received any cash compensation for services rendered to the Company, and all of the current officers and directors are expected to continue to serve in their roles at least through the date of the Extraordinary General Meeting and may continue to serve following any potential initial business combination and receive compensation thereafter; and

•
The Sponsor and the Company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing an initial business combination and, if the Extension is not approved and we do not consummate an initial business combination by July 18, 2023, they will not have any claim against the Trust Account for reimbursement so that the Company will most likely be unable to reimburse such expenses.

SHAREHOLDER PROPOSALS
If the Extension Proposal is approved and the Extension is implemented, the Company intends to hold an extraordinary general meeting of shareholders for the purpose of approving its initial business combination and related transactions. Accordingly, the Company’s next annual general meeting of shareholders would be held at a future date to be determined by the post business-combination company. The Company expects that it would notify shareholders of the deadline for submitting a proposal for inclusion in the proxy statement for its next annual general meeting following the completion of an initial business combination. For any proposal to be considered for inclusion in the Company’s proxy statement and form of proxy for submission to shareholders at the Company’s 2023 annual general meeting of shareholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and the Articles. The Company anticipates that the 2023 annual general meeting will be held no later than     , 2023. Assuming the 2023 annual general meeting is held on or before such date, such proposals must be received by the Company at its executive offices a reasonable time before the Company begins to print and send its proxy materials for the 2023 annual general meeting.
If the Extension Proposal is not approved and the Company does not consummate an initial business combination by July 18, 2023, then the Company will cease all operations except for the purpose of winding up and there will be no 2023 annual general meeting.
DELIVERY OF DOCUMENTS TO SHAREHOLDERS
For shareholders receiving printed proxy materials, unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:
•
If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 981 Davis Dr. NW, Atlanta, GA 30327 or +1 (404) 973-7681, to inform us of his or her request; or

•	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.
WHERE YOU CAN FIND MORE INFORMATION
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov. Those filings are also available free of charge to the public on, or accessible through, the Company’s corporate website under the heading “Investor Info” at https://rosehillacq.com/investors/. The Company’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.
If you would like additional copies of this proxy statement or if you have questions about the Business Combination or the proposals to be presented at the Extraordinary General Meeting, you should contact the Company at the following address and telephone number:
Rose Hill Acquisition Corporation
981 Davis Dr. NW
Atlanta, GA 30327
Telephone: +1 (404) 973-7681
Attention: Juan Jose Rosas
Email: info@rosehillacq.com
You may also obtain these documents by requesting them in writing or by telephone from the Company at the above address or telephone number.

If you are a shareholder of the Company and would like to request documents, please do so by    , 2023 (one week prior to the Extraordinary General Meeting), in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.
* * *
The Board does not know of any other matters to be presented at the Extraordinary General Meeting. If any additional matters are properly presented at the Extraordinary General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.
It is important that your shares be represented at the Extraordinary General Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.
THE BOARD OF DIRECTORS
   , 2023

ANNEX A

FORM OF AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF ASSOCIATION OF ROSE HILL ACQUISITION CORPORATION
That the Amended and Restated Articles of Association of Rose Hill Acquisition Corporation, as previously amended by special resolutions passed on January 12, 2023, be amended by:
(a) deleting Article 192 in its entirety and replacing it with the following:
“192. In the event that:
(a) either (i) the Company does not consummate a Business Combination within 27 months after the date of the closing of the IPO, or such later time as the Shareholders may approve in accordance with these Articles or (ii) a resolution of the Shareholders is passed pursuant to the Companies Act to commence the voluntary liquidation of the Company prior to the consummation of a Business Combination for any reason, the Company shall: (A) cease all operations except for the purpose of winding up; (B) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay tax obligations, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of Public Shares then in issue, which redemption will completely extinguish public Shareholders’ rights as Shareholders (including the right to receive further liquidation distributions, if any); and (C) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Shareholders and the Directors, liquidate and dissolve, subject in the case of sub-articles (B) and (C), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law; and
(b) any amendment is made to Article 192(a) that would affect the substance or timing of the Company’s obligation to redeem 100% of the Public Shares if the Company has not consummated an initial Business Combination within 27 months after the date of the closing of the IPO, or any amendment is made with respect to any other provision of these Articles relating to the rights of holders of Class A Shares, each holder of Public Shares who is not a Founder, Director or officer of the Company shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay its tax obligations, if any (less up to US $100,000 of interest to pay dissolution expenses), divided by the number of Public Shares then in issue.”; and
(b) deleting Article 194 in its entirety and replacing it with the following:
“194. After the issue of Public Shares, and prior to the consummation of a Business Combination, the Directors shall not issue additional Shares or any other securities that would entitle the holders thereof to:
(a) receive funds from the Trust Account; or
(b) vote on (i) any Business Combination or any other proposal presented to the Shareholders prior to or in connection with the completion of a Business Combination, or (ii) a proposed amendment to these Articles to extend the time the Company has to consummate a Business Combination beyond 27 months after the date of the closing of the IPO or otherwise amend any of the Business Combination Provisions.”
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